UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 14, 2013

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On May 16, 2013, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter ended May 4, 2013, its financial position as of May 4, 2013, and its cash flows for the quarter ended May 4, 2013. A copy of this earnings release is attached as Exhibit 99.1.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Nordstrom, Inc. (the “Company”) held on May 14, 2013, the shareholders voted on the election of each of the Company’s eleven nominees for directors for the term of one year, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, an advisory vote to approve executive compensation and the approval of an amendment to the Nordstrom, Inc. 2010 Equity Incentive Plan.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non- Votes
Election of Directors
Phyllis J. Campbell	162,670,011	232,382	173,032	16,286,745
Michelle M. Ebanks	162,676,215	231,568	167,642	16,286,745
Enrique Hernandez, Jr.	158,415,576	4,104,287	555,562	16,286,745
Robert G. Miller	162,665,187	231,910	178,328	16,286,745
Blake W. Nordstrom	161,969,516	969,603	136,306	16,286,745
Erik B. Nordstrom	161,934,316	1,002,656	138,453	16,286,745
Peter E. Nordstrom	161,930,827	1,007,873	136,725	16,286,745
Philip G. Satre	160,340,418	2,555,746	179,261	16,286,745
B. Kevin Turner	160,666,991	2,231,484	176,950	16,286,745
Robert D. Walter	160,587,994	2,306,157	181,274	16,286,745
Alison A. Winter	161,785,410	1,125,208	164,807	16,286,745

Ratification of the Appointment of Independent Registered Public Accounting Firm	177,646,111	1,521,766	194,293	n/a

Advisory Vote to Approve Executive Compensation	158,017,588	4,677,383	380,454	16,286,745

Approval of an Amendment to the Nordstrom, Inc. 2010 Equity Incentive Plan	150,093,057	12,529,944	452,424	16,286,745

ITEM 7.01 Regulation FD Disclosure

On May 16, 2013, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter ended May 4, 2013, its financial position as of May 4, 2013, and its cash flows for the quarter ended May 4, 2013. A copy of this earnings release is attached as Exhibit 99.1.

Beginning in the first quarter of 2013, we reclassified amounts in our financial statements to reflect our current view of business performance. Historical results were also reclassified to match the current period presentation. These reclassifications did not impact net earnings, earnings per share, financial position or cash flows. Our reclassified fiscal year 2012 Statement of Earnings and segment data are furnished herewith as Exhibit 99.2 and are incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.

ITEM 8.01 Other Events

On May 14, 2013, Nordstrom, Inc. issued a press release announcing that its Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated May 16, 2013 relating to the Company’s results of operations for the quarter ended May 4, 2013, its financial position as of May 4, 2013, and its cash flows for the quarter ended May 4, 2013.

99.2	Historical Statement of Earnings and segment data for fiscal year 2012 reclassified for consistency with our current view of business performance.

99.3	Press release of Nordstrom, Inc., dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Dated: May 16, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Nordstrom earnings release dated May 16, 2013 relating to the Company’s results of operations for the quarter ended May 4, 2013, its financial position as of May 4, 2013, and its cash flows for the quarter ended May 4, 2013.

99.2	Historical Statement of Earnings and segment data for fiscal year 2012 reclassified for consistency with our current view of business performance.

99.3	Press release of Nordstrom, Inc., dated May 14, 2013.